UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Total Return Realty Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2025. The total returns for the Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2025
Cohen & Steers Total Return Realty Fund:
Net Asset Value Total Return(a)	3.99%
Market Price Total Return(a)	8.49%
FTSE Nareit All Equity REITs Index(b)	1.80%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/ 20% ICE BofA REIT Preferred Securities Index(b)	0.66%
S&P 500 Index(b)	6.20%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

Cohen & Steers Total Return Realty Fund, Inc.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Real estate stocks had a modestly positive total return in the six months ended June 30, 2025, although they trailed broader equities. The period was characterized by heightened uncertainty around economic growth and inflation. President Trump initiated a trade war, announcing higher-than-anticipated tariffs in early April. The news initially weighed on financial markets, but subsequent statements from the Trump administration and trade partners’ willingness to reach compromises led to price rebounds.

Bond yields, though volatile, moved lower as inflation concerns diminished. Although the U.S. Federal Reserve held its key lending rate steady throughout the period, it signaled that cuts were possible later in 2025. The European Central Bank steadily cut its main refinancing rate—from around 3% at the start of the year to 2.15%—due to declining inflation, slower growth in the region and uncertainty from U.S. tariffs.

Despite a shifting macro backdrop, commercial real estate fundamentals remained generally healthy, with steady demand and limited new supply in most property sectors.

Fund Performance

The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.

Returns varied widely by property type. Telecommunications was a top performer, with the typically interest-rate sensitive sector aided by a decline in bond yields. An improving leasing outlook for cell tower owners further supported performance. Health care landlords also outperformed, lifted on strong results from companies with senior housing businesses. The Fund’s overweight in telecommunication contributed positively to relative return, as did stock selection in health care, where an overweight in senior housing specialist Welltower had a sizable gain.

Industrial REITs, which are among the companies most directly impacted by tariffs and any potential slowdown in trade, had a slight decline. Bellwether industrial landlord Prologis reported solid earnings but decided not to raise its outlook, citing a delay in decision activity from prospective tenants and lower-than-usual leasing volume. Stock selection in industrial hindered performance,

Cohen & Steers Total Return Realty Fund, Inc.

due in part to an overweight in cold storage operator Americold Realty Trust, which fell as the company cut its earnings outlook amid volume concerns.

Retail landlords had mixed returns. Shopping centers and regional malls declined as retail sales faltered late in the period, with May retail sales coming in weaker than consensus expectations. Free-standing retail companies, which tend to be rate-sensitive due to having long leases, advanced amid the decline in bond yields. The Fund’s underweight in free standing detracted from performance, while an underweight in shopping centers contributed.

Data center REITs struggled, reflecting weakness in shares of Equinix, which issued a soft five-year revenue outlook relative to expectations. Still, the company noted strong data center fundamentals and an expanding potential customer base. Stock selection in the sector helped relative performance due to an underweight in Equinix.

Real estate preferred securities had a negative total return in the period, despite the decline in interest rates. The Fund’s underweight allocation to preferreds benefited performance compared with its blended benchmark, as did an out-of-benchmark allocation to corporate bonds (issued by a variety of companies), which had a solid collective gain in the portfolio.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund’s total return for the six-month period ended June 30, 2025.

The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material impact on the Fund’s total return for the six-month period ended June 30, 2025.

Sincerely,

ELAINE ZAHARIS-NIKAS	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER

Portfolio Manager

Cohen & Steers Total Return Realty Fund, Inc.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Total Return Realty Fund, Inc.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2025

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	9.73%	7.60%	7.16%	9.17%
Fund at Market Price	12.99%	8.26%	8.47%	9.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was September 27, 1993.

Cohen & Steers Total Return Realty Fund, Inc.

June 30, 2025

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Welltower, Inc.	$28,749,201	9.3
American Tower Corp.	22,998,678	7.4
Digital Realty Trust, Inc.	17,425,678	5.6
Prologis, Inc.	16,962,058	5.4
Crown Castle, Inc.	12,672,465	4.1
Invitation Homes, Inc.	12,038,781	3.9
Sun Communities, Inc.	10,280,981	3.3
Equinix, Inc.	9,837,578	3.2
Extra Space Storage, Inc.	9,565,023	3.1
SBA Communications Corp., Class A	9,240,719	3.0

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	79.9%
APARTMENT	4.7%
Essex Property Trust, Inc.		22,910	$6,492,694
Mid-America Apartment Communities, Inc.		17,854	2,642,570
UDR, Inc.		132,382	5,405,157

			14,540,421

DATA CENTERS	8.8%
Digital Realty Trust, Inc.		99,958	17,425,678
Equinix, Inc.		12,367	9,837,578

			27,263,256

FREE STANDING	3.7%
Agree Realty Corp.		36,051	2,633,886
NETSTREIT Corp.		142,445	2,411,594
Realty Income Corp.		112,815	6,499,272

			11,544,752

GAMING	0.9%
VICI Properties, Inc., Class A		91,595	2,985,997

HEALTH CARE	11.9%
Healthcare Realty Trust, Inc., Class A		395,770	6,276,912
Omega Healthcare Investors, Inc.		49,722	1,822,311
Welltower, Inc.		187,011	28,749,201

			36,848,424

HOTEL	2.4%
Host Hotels & Resorts, Inc.		490,869	7,539,748

INDUSTRIALS	6.6%
Americold Realty Trust, Inc.		159,143	2,646,548
Lineage, Inc.(a)		21,740	946,125
Prologis, Inc.(b)		161,359	16,962,058

			20,554,731

MANUFACTURED HOME	3.7%
Equity LifeStyle Properties, Inc.		18,873	1,163,898
Sun Communities, Inc.		81,279	10,280,981

			11,444,879

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
OFFICE	1.6%
BXP, Inc.		38,991	$2,630,723
Highwoods Properties, Inc.		60,718	1,887,723
Hudson Pacific Properties, Inc.(c)(d)		230,798	632,386

			5,150,832

REGIONAL MALL	2.5%
Simon Property Group, Inc.		47,983	7,713,747

SELF STORAGE	5.4%
Extra Space Storage, Inc.		64,874	9,565,023
Public Storage		24,193	7,098,710

			16,663,733

SHOPPING CENTER	2.5%
Kimco Realty Corp.		366,344	7,700,551

SINGLE FAMILY HOMES	3.9%
Invitation Homes, Inc.		367,036	12,038,781

SPECIALTY	4.2%
Iron Mountain, Inc.		78,271	8,028,257
Lamar Advertising Co., Class A		40,270	4,887,167

			12,915,424

TELECOMMUNICATIONS	14.5%
American Tower Corp.		104,057	22,998,678
Crown Castle, Inc.		123,357	12,672,465
SBA Communications Corp., Class A		39,349	9,240,719

			44,911,862

TIMBERLAND	2.6%
Rayonier, Inc.		100,791	2,235,544
Weyerhaeuser Co.		223,387	5,738,812

			7,974,356

TOTAL COMMON STOCK
(Identified cost—$208,338,539)			247,791,494

PREFERRED SECURITIES—EXCHANGE-TRADED	7.4%
BANKING	0.8%
Bank of America Corp., 5.375%, Series KK(e)		14,965	326,536
Bank of America Corp., 6.00%, Series GG(e)		24,869	618,741
JPMorgan Chase & Co., 4.625%, Series LL(e)		22,843	446,580

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
Wells Fargo & Co., 4.25%, Series DD(e)		9,775	$168,619
Wells Fargo & Co., 4.75%, Series Z(e)		18,400	350,336
Wells Fargo & Co., 7.50%, Series L (Convertible)(e)		500	587,065

			2,497,877

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(e)		15,000	372,000

DIVERSIFIED	1.2%
Armada Hoffler Properties, Inc., 6.75%, Series A(e)		53,000	1,144,800
DigitalBridge Group, Inc., 7.125%, Series J(e)		43,643	897,736
DigitalBridge Group, Inc., 7.15%, Series I(e)		74,794	1,534,773

			3,577,309

FINANCE	0.1%
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		6,135	157,792

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(e)		17,035	289,084

HOTEL	0.7%
Pebblebrook Hotel Trust, 5.70%, Series H(e)		29,768	487,302
Pebblebrook Hotel Trust, 6.375%, Series G(e)		18,566	325,834
RLJ Lodging Trust, 1.95%, Series A (Convertible)(e)		15,408	364,553
Summit Hotel Properties, Inc., 5.875%, Series F(e)		14,054	249,599
Summit Hotel Properties, Inc., 6.25%, Series E(e)		31,105	548,692
Sunstone Hotel Investors, Inc., 6.125%, Series H(e)		11,402	229,408

			2,205,388

INDUSTRIALS	0.5%
LXP Industrial Trust, 6.50%, Series C(e)		17,289	800,653
Rexford Industrial Realty, Inc., 5.625%, Series C(e)		23,833	504,545
Rexford Industrial Realty, Inc., 5.875%, Series B(e)		15,000	335,925

			1,641,123

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(e)		18,731	408,149

OFFICE	0.2%
City Office REIT, Inc., 6.625%, Series A(e)		20,543	399,356
Hudson Pacific Properties, Inc., 4.75%, Series C(e)		4,697	69,798
Vornado Realty Trust, 5.25%, Series N(e)		17,438	287,901

			757,055

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		506	$6,578

SELF STORAGE	1.3%
National Storage Affiliates Trust, 6.00%, Series A(e)		28,974	647,569
Public Storage, 4.00%, Series P(e)		46,640	735,046
Public Storage, 4.00%, Series R(e)		15,150	238,310
Public Storage, 4.625%, Series L(e)		79,484	1,451,378
Public Storage, 4.70%, Series J(e)		28,621	527,199
Public Storage, 4.75%, Series K(e)		17,000	321,640
Public Storage, 5.15%, Series F(e)		10,000	203,400

			4,124,542

SHOPPING CENTER	0.8%
CTO Realty Growth, Inc., 6.375%, Series A(e)		8,455	170,199
Federal Realty Investment Trust, 5.00%, Series C(e)		10,000	200,400
Kimco Realty Corp., 5.125%, Series L(e)		6,975	137,059
Regency Centers Corp., 5.875%, Series B(e)		25,000	561,500
Saul Centers, Inc., 6.00%, Series E(e)		21,465	449,262
Saul Centers, Inc., 6.125%, Series D(e)		39,100	819,145

			2,337,565

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(e)		23,645	539,815
American Homes 4 Rent, 6.25%, Series H(e)		33,098	778,134

			1,317,949

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(e)		16,472	343,277

TELECOMMUNICATION SERVICES	0.4%
AT&T, Inc., 4.75%, Series C(e)		22,277	425,491
AT&T, Inc., 5.00%, Series A(e)		20,941	421,961
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		17,967	368,503

			1,215,955

UTILITIES	0.6%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	110,364
CMS Energy Corp., 5.875%, due 10/15/78		17,000	374,510
CMS Energy Corp., 5.875%, due 3/1/79		35,000	777,000
Sempra, 5.75%, due 7/1/79		9,984	205,171

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Shares	Value
Southern Co., 4.95%, due 1/30/80, Series 2020		2,579	$51,064
Southern Co., 6.50%, due 3/15/85		10,800	277,344

			1,795,453

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED
(Identified cost—$25,702,802)			23,047,096

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	8.1%
BANKING	4.8%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(g)		200,000	221,219
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(e)(g)		388,000	379,914
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(g)		200,000	212,744
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(e)(f)(g)		800,000	890,566
BNP Paribas SA, 7.75% to 8/16/29 (France)(e)(f)(g)(h)		800,000	843,420
BNP Paribas SA, 8.50% to 8/14/28 (France)(e)(f)(g)(h)		400,000	423,988
Charles Schwab Corp., 4.00% to 6/1/26, Series I(e)(g)		1,250,000	1,232,790
Charles Schwab Corp., 4.00% to 12/1/30, Series H(e)(g)		572,000	531,336
Citigroup Capital III, 7.625%, due 12/1/36		150,000	167,527
Citigroup, Inc., 3.875% to 2/18/26, Series X(e)(g)		680,000	672,338
Citigroup, Inc., 4.00% to 12/10/25, Series W(e)(g)		777,000	773,467
Citigroup, Inc., 6.25% to 8/15/26, Series T(e)(g)		430,000	435,276
Citigroup, Inc., 6.95% to 2/15/30, Series FF(e)(g)		425,000	435,123
Citigroup, Inc., 7.00% to 8/15/34, Series DD(e)(g)		150,000	158,050
Cooperatieve Rabobank UA, 6.50% (Netherlands)(e)(i)		EUR 200,000	268,818
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(e)(f)(g)		600,000	597,203
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(i)		200,000	203,625
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(e)(f)(g)(h)		200,000	200,869
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(e)(f)(g)		400,000	402,074
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(e)(f)(g)		200,000	216,231
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(e)(g)		300,000	303,721

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(e)(g)		553,000	$564,828
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(g)		300,000	300,972
Societe Generale SA, 8.125% to 11/21/29 (France)(e)(f)(g)(h)		200,000	204,578
Societe Generale SA, 9.375% to 11/22/27 (France)(e)(f)(g)(h)		200,000	212,744
State Street Corp., 6.70% to 9/15/29, Series J(e)(g)		200,000	209,653
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(i)		200,000	209,854
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(g)		400,000	411,502
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(g)		400,000	418,763
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(e)(f)(g)(h)		400,000	402,756
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(e)(f)(g)(i)		400,000	400,619
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(e)(f)(g)(h)		400,000	437,589
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(e)(g)		330,000	326,824
Wells Fargo & Co., 6.85% to 9/15/29(e)(g)		800,000	842,648
Wells Fargo & Co., 7.625% to 9/15/28(e)(g)		270,000	290,668

			14,804,297

BROKERAGE	0.3%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(e)(g)		225,000	221,137
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(e)(g)		250,000	266,096
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(e)(g)		250,000	263,857

			751,090

INSURANCE	0.5%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(g)		300,000	309,603
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(e)(g)(h)		400,000	404,630
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(g)		530,000	543,974
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(g)		300,000	302,859

			1,561,066

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
PIPELINES	0.8%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(g)		300,000	$300,339
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(g)		340,000	350,649
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(g)		500,000	528,506
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(g)		270,000	301,284
Energy Transfer LP, 6.50% to 11/15/26, Series H(e)(g)		200,000	201,394
Energy Transfer LP, 7.125% to 5/15/30, Series G(e)(g)		515,000	525,899
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(g)(h)		270,000	278,816

			2,486,887

SHOPPING CENTER	0.1%
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(g)(h)		400,000	392,786

TELECOMMUNICATION SERVICES	0.4%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(g)		250,000	254,199
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(g)		800,000	732,028
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(g)		70,000	53,126
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(g)		300,000	313,470

			1,352,823

UTILITIES	1.2%
AES Corp., 7.60% to 10/15/29, due 1/15/55(g)		100,000	103,210
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(g)		400,000	390,508
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(g)		400,000	418,055
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(g)		150,000	155,559
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(g)		283,000	297,861
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(g)		400,000	414,863

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(g)		333,000	$345,558
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(g)		150,000	153,705
Sempra, 4.125% to 1/1/27, due 4/1/52(g)		500,000	482,024
Sempra, 6.40% to 7/1/34, due 10/1/54(g)		500,000	475,913
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(g)		500,000	515,736

			3,752,992

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$24,584,237)			25,101,941

CORPORATE BONDS	2.2%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34		460,000	470,140

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34		345,000	344,994
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(h)		175,000	167,522

			512,516

FREE STANDING	0.1%
Agree LP, 5.625%, due 6/15/34		125,000	128,205
Realty Income Corp., 5.125%, due 4/15/35		270,000	270,453

			398,658

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	89,163

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		285,000	286,980

INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		125,000	122,423

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	439,174
Piedmont Operating Partnership LP, 9.25%, due 7/20/28		175,000	194,995

			634,169

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
REGIONAL MALL	0.1%
Simon Property Group LP, 5.85%, due 3/8/53		350,000	$350,485

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	177,978

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	216,170

SHOPPING CENTER	0.6%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	226,404
Global Net Lease, Inc., 4.50%, due 9/30/28(h)		550,000	533,335
Kimco Realty OP LLC, 4.85%, due 3/1/35		340,000	333,038
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	179,670
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	174,417
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	262,435
Regency Centers LP, 5.25%, due 1/15/34		205,000	208,107

			1,917,406

SINGLE FAMILY HOMES	0.0%
American Homes 4 Rent LP, 5.25%, due 3/15/35		150,000	148,975

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29		110,000	116,449
VICI Properties LP, 5.625%, due 5/15/52		200,000	184,895
VICI Properties LP, 6.125%, due 4/1/54		150,000	147,628
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(h)		946,000	908,391

			1,357,363

TELECOMMUNICATIONS	0.1%
Crown Castle, Inc., 3.25%, due 1/15/51		150,000	97,922
Crown Castle, Inc., 4.00%, due 11/15/49		200,000	147,507

			245,429

TOTAL CORPORATE BONDS
(Identified cost—$6,867,950)			6,927,855

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

		Principal Amount*	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.2%
NYO Commercial Mortgage Trust, 5.972% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(h)(j)		550,000	$546,774

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified cost—$528,860)			546,774

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.4%
Hudson Pacific Properties, Inc., exercise price $0.01(c)(k)		405,647	1,107,416

TOTAL WARRANTS
(Identified cost—$900,536)			1,107,416

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.8%
Legacy Gateway JV LLC, Plano, TX(l)		7.9%	2,563,871

TOTAL PRIVATE REAL ESTATE
(Identified cost—$3,297,270)			2,563,871

		Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.25%(m)		1,997,719	1,997,719

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$1,997,719)			1,997,719

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$272,217,913)	99.6%		309,084,166
WRITTEN OPTION CONTRACTS
(Premiums received—$46,425)	(0.0)		(40,195)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		1,221,231
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$310,140,202

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call—American Tower Corp.	$230.00	8/15/25	(29)	$(640,958)	$(8,731)	$(10,585)
Call—Digital Realty Trust, Inc.	195.00	9/19/25	(36)	(627,588)	(12,873)	(7,920)
Put—Weyerhaeuser Co.	25.00	7/18/25	(238)	(611,422)	(11,726)	(7,140)
Put—CareTrust REIT, Inc.	30.00	8/15/25	(206)	(630,360)	(13,095)	(14,550)

			(509)	$(2,510,328)	$(46,425)	$(40,195)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	218,647	USD	254,568	7/28/25	$(3,430)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$247,791,494	$—	$—		$247,791,494
Preferred Securities—Exchange-Traded	23,047,096	—	—		23,047,096
Preferred Securities—Over-the-Counter	—	25,101,941	—		25,101,941
Corporate Bonds	—	6,927,855	—		6,927,855
Commercial Mortgage-Backed Securities	—	546,774	—		546,774
Warrants	—	1,107,416	—		1,107,416
Private Real Estate—Office	—	—	2,563,871	(o)	2,563,871
Short-Term Investments	—	1,997,719	—		1,997,719

Total Investments in Securities(p)	$270,838,590	$35,681,705	$2,563,871		$309,084,166

Forward Foreign Currency Exchange Contracts	$—	$(3,430)	$—		$(3,430)
Written Option Contracts	(25,645)	(14,550)	—		(40,195)

Total Derivative Liabilities(p)	$(25,645)	$(17,980)	$—		$(43,625)

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of June 30, 2025
Private Real Estate—Office	$2,907,128	$(343,257)	$2,563,871

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(343,257).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(q)
Private Real Estate—Office	$2,563,871	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.25% 8.50%	Decrease Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $784,721 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $514,680.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $5,867,335 or 1.9% of the net assets of the Fund.

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2025 (Unaudited)

(g)	Security converts to floating rate after the indicated fixed–rate coupon period.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,958,198 which represents 1.9% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,082,916 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(j)	Variable rate. Rate shown is in effect at June 30, 2025.
(k)

Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $900,536. These warrants do not have a stated expiration date.

(l)	Security value is determined based on significant unobservable inputs (Level 3).
(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(p)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.
(q)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$272,217,913)	$309,084,166
Cash	120,499
Foreign currency, at value (Identified cost—$4,967)	5,006
Receivable for:
Dividends and interest	1,247,709
Investment securities sold	230,489
Other assets	28,320

Total Assets	310,716,189

LIABILITIES:
Written option contracts, at value (Premiums received—$46,425)	40,195
Unrealized depreciation on forward foreign currency exchange contracts	3,430
Payable for:
Investment advisory fees	178,395
Administration fees	10,194
Dividends and distributions declared	1,087
Directors’ fees	39
Other liabilities	217,647

Total Liabilities	450,987

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$310,140,202

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$267,717,306
Total distributable earnings/(accumulated loss)	42,422,896

$310,140,202

NET ASSET VALUE PER COMMON SHARE:
($310,140,202 ÷ 26,722,944 common shares outstanding)	$11.61

MARKET PRICE PER COMMON SHARE	$12.06

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	3.88%

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2025 (Unaudited)

Investment Income:
Dividend income (net of $27 of foreign withholding tax)	$4,564,438
Interest income	982,051

Total Investment Income	5,546,489

Expenses:
Investment advisory fees	1,074,745
Shareholder reporting expenses	124,208
Administration fees	83,961
Professional fees	76,938
Custodian fees and expenses	39,121
Transfer agent fees and expenses	17,702
Directors’ fees and expenses	7,125
Miscellaneous	20,578

Total Expenses	1,444,378

Net Investment Income (Loss)	4,102,111

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	12,842,832
Written option contracts	176,979
Forward foreign currency exchange contracts	(56,457)
Foreign currency transactions	4,834

Net realized gain (loss)	12,968,188

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(4,794,259)
Written option contracts	19,842
Forward foreign currency exchange contracts	(9,643)
Foreign currency translations	1,336

Net change in unrealized appreciation (depreciation)	(4,782,724)

Net Realized and Unrealized Gain (Loss)	8,185,464

Net Increase (Decrease) in Net Assets Resulting from Operations	12,287,575

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(7,439)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$12,280,136

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	For the Six Months Ended June 30, 2025	For the Year Ended December 31, 2024
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$4,102,111	$8,130,434
Net realized gain (loss)	12,968,188	19,589,514
Net change in unrealized appreciation (depreciation)	(4,782,724)	(10,972,448)
Distributions paid to Series A Cumulative Preferred Stockholders	(7,439)	(15,000)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,280,136	16,732,500

Distributions to Common Shareholders	(12,816,616)	(25,546,030)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	439,410	1,734,898

Total increase (decrease) in net assets applicable to Common Shareholders	(97,070)	(7,078,632)
Net Assets Applicable to Common Shareholders:
Beginning of period	310,237,272	317,315,904

End of period	$310,140,202	$310,237,272

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2025(a)		For the Year Ended December 31,
Per Share Operating Data:			2024(a)		2023(a)		2022(a)		2021(a)	2020
Net asset value per common share, beginning of period	$11.63		$11.96		$11.59		$16.33		$13.09	$14.21

Income (loss) from investment operations:

Net investment income (loss)(b)	0.15		0.31		0.34		0.30		0.18	0.26
Net realized and unrealized gain (loss)	0.31		0.32		0.99		(3.81)		4.23	(0.37)
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—

Total from investment operations applicable to common shares	0.46		0.63		1.33		(3.51)		4.41	(0.11)

Less dividends and distributions to common shareholders from:

Net investment income	(0.48)		(0.34)		(0.34)		(0.30)		(0.21)	(0.26)
Net realized gain	—		(0.62)		(0.62)		(0.93)		(0.96)	(0.75)

Total dividends and distributions to common shareholders	(0.48)		(0.96)		(0.96)		(1.23)		(1.17)	(1.01)

Anti-dilutive effect from the issuance of reinvested shares	—		—		0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

Net increase (decrease) in net asset value per common share	(0.02)		(0.33)		0.37		(4.74)		3.24	(1.12)

Net asset value per common share, end of period	$11.61		$11.63		$11.96		$11.59		$16.33	$13.09

Market price per common share, end of period	$12.06		$11.58		$11.75		$12.23		$17.16	$13.27

Net asset value total return(d)	3.99	%(e)	5.44%		12.14%		–22.09%		34.70%	0.01%

Market price total return(d)	8.49	%(e)	6.86%		4.41%		–21.77%		39.63%	–0.50%

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2025(a)		For the Year Ended December 31,
Ratios/Supplemental Data:			2024(a)		2023(a)		2022(a)		2021(a)	2020
Net assets applicable to common shareholders, end of period (in millions)	$310.1		$310.2		$317.3		$306.1		$429.4	$343.6

Ratios to average daily net assets:
Expenses	0.90	%(f)(g)	0.94	%(g)	0.94	%(g)	0.96	%(g)	0.89%	0.88%

Net investment income (loss)	2.67	%(f)(g)	2.58	%(g)	2.96	%(g)	2.17	%(g)	1.21%	2.10%

Portfolio turnover rate	15	%(e)	30%		24%		28%		38%	53%

Preferred Stock:

Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0		$125.0		$125.0		$125.0		—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	248,212%		248,290%		253,953%		244,991%		—	—

Asset coverage per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$2,482,122		$2,482,898		$2,539,527		$2,449,906		—	—

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)

Net asset value total return measures the change in net asset value per share over the period indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

Cohen & Steers RFI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on September 29, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of

Cohen & Steers Total Return Realty Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment advisor in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment advisor, including through communication with the Independent Valuation Advisor, monitors for material events that the investment advisor believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment advisor, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment advisor expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based

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on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e., any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous

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market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of June 30, 2025 are disclosed in the Fund’s Consolidated Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which

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may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2025, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2025 the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/Record Date	Payable Date	Amount
7/15/25	7/31/25	$0.080
8/12/25	8/29/25	$0.080
9/9/25	9/30/25	$0.080

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2025, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The REIT Subsidiary has elected to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2025, the Fund incurred $61,414 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $899 for the six months ended June 30, 2025.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2025, totaled $45,841,952 and $53,287,636, respectively.

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2025 and the income statement for the six months ended June 30, 2025. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$84,939,381
Cash	2,289,994
Other current assets	1,300,037

Total Assets	$88,529,412

Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	903,252
Tenant security deposits	175,292
Other liabilities	574,839

Total Liabilities	53,653,383

Equity	34,876,029

Total Liabilities and Equity	$88,529,412

Income Statement
Revenue	$4,332,946
Expenses	3,776,791

Net Income	$556,155

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2025 and the effect of derivatives held during the six months ended June 30, 2025, if any, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded(a)	—	$—	Written option contracts, at value	$40,195
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	—	—	Unrealized depreciation	3,430

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(11,401)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	176,979	19,842
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(56,457)	(9,643)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2025:

	Purchased Option Contracts(b)	Written Option Contracts(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$659,692	$5,254,335	$705,947

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents two months for purchased option contracts, six months for written option contracts and six months for forward foreign currency exchange contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 6. Income Tax Information

As of June 30, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$272,217,913

Gross unrealized appreciation on investments	$51,985,913
Gross unrealized depreciation on investments	(15,116,860)

Net unrealized appreciation (depreciation) on investments	$36,869,053

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2025, the Fund issued 37,514 shares of common stock at 439,410 for the reinvestment of dividends. During the year ended December 31, 2024, the Fund issued 146,540 shares of common stock at $1,734,898 for the reinvestment of dividends.

On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.

During the six months ended June 30, 2025 and year ended December 31, 2024, the Fund did not effect any repurchases.

Note 9. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential

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developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Companies in the real estate industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option

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written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by

Cohen & Steers Total Return Realty Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.

The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that maybe adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cohen & Steers Total Return Realty Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Note 10. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment advisor and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements.

Cohen & Steers Total Return Realty Fund, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 11. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2025 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

Cohen & Steers Total Return Realty Fund, Inc.

PROXY RESULTS (Unaudited)

The Fund’s shareholders voted on the following proposals at the annual meeting held on April 24, 2025. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Joseph M. Harvey	18,543,091	638,087
Gerald J. Maginnis	18,528,493	652,685
Daphne L. Richards	18,480,217	700,961

Cohen & Steers Total Return Realty Fund, Inc.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Cohen & Steers Total Return Realty Fund, Inc.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the Board), including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 3, 2025, and at a meeting of the full Board held on June 17, 2025. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 16 and 17, 2025. At the meeting of the full Board on June 17, 2025, the Advisory Agreement was unanimously continued for a term ending June 30, 2026, by the Board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board. The Board also spoke directly with a representative of the independent data provider and met with investment advisory personnel. In addition, the Board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board also considered the administrative services provided by the Investment Advisor, including

Cohen & Steers Total Return Realty Fund, Inc.

compliance and accounting services. After consideration of the above factors, among others, the Board concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board considered that, on a net asset value (NAV) basis, the Fund outperformed the Peer Group medians for the one-, three- and ten-year periods and underperformed for the five-year period ended March 31, 2025, ranking one out of four peers, one out of four peers, one out of four peers and three out of four peers, respectively. The Board also noted that, on a NAV basis, the Fund outperformed the linked blended benchmark and the linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2025. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board gave consideration to the fee and expense analyses provided by the independent data provider. The Board noted that the Fund’s contractual management fee, actual management fee and total expense ratio were the lowest in the Peer Group, ranking one out of four peers for each. In light of the considerations above, the Board concluded that the Fund’s current expense structure was satisfactory.

The Board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board determined that the services received under the Administration Agreement are beneficial to the Fund. The Board concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

Cohen & Steers Total Return Realty Fund, Inc.

The Board determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does to institutional or subadvised accounts. The Board also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Total Return Realty Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Yigal D. Jhirad

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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and prospectus online.

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Semi-Annual Report June 30, 2025

Cohen & Steers

Total Return

Realty Fund (RFI)

RFISAR

(b)

Notice of Internet Availability of Shareholder Report(s) Learn about the upcoming change to Tailored Shareholder Repotrs: www.shareholdereducation.com/tsr

COHEN & STEERS ID: XXXXX XXXXX XXXXX XXXXX mportant Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below: https://www.cohenandsteers.com/funds/fund-literature Cohen & Steers Total Return Realty Fund Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954 www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) The Registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ James Giallanza
Name:	James Giallanza
Title:	Principal Executive Officer
(Presidentand Chief Executive Officer)

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name:	James Giallanza
Title:	Principal Executive Officer
(Presidentand Chief Executive Officer)

By:	/s/ Albert Laskaj
Name:	Albert Laskaj
Title:	Principal Financial Officer
(Treasurerand Chief Financial Officer)

Date:	September 5, 2025